As filed with the Securities and Exchange Commission on April 3, 1997
                                                          Registration No. 333-
-------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                             -------------------

                                  Form S-8
                           REGISTRATION STATEMENT
                       Under The Securities Act of 1933

                            --------------------

                      INTEGRATED MEDICAL RESOURCES, INC.
            (Exact name of Registrant as specified in its charter)

             Kansas                                      48-1096410
   (State or other jurisdiction                          (I.R.S. Employer
 of incorporation or organization)                       Identification No.)

                            11320 West 79th Street
                            Lenexa, Kansas  66214
  (Address, including zip code, of Registrant's principal executive offices)

                 AMENDED AND RESTATED 1995 STOCK OPTION PLAN
                            (Full title of the Plan)

                             ----------------------

                              Troy A. Burns, M.D.
    Chief Executive Officer, Chief Medical Officer and Chairman of the Board
                       Integrated Medical Resources, Inc.
                            11320 West 79th Street
                            Lenexa, Kansas  66214
                                (913)962-7201
(Name, address and telephone number, including area code, of agent for service)

                        CALCULATION OF REGISTRATION FEE
==============================================================================
                                           Proposed    Proposed
                                           maximum     maximum
                                           offering    aggregate    Amount of
Title of securities to    Amount to be     price per   offering   registration
be registered             registered       share       price           fee
-------------------------------------------------------------------------------
Common Stock,
par value $.001
per share                 700,000 shares   $7.00(1)    $4,900,000(1)  $1,485(1)
===============================================================================
(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457 under the Securities Act of 1933.

                                EXPLANATORY NOTE


    As permitted by the rules of the Securities and Exchange Commission (the "Commission"), this Registration Statement omits the information specified in Part I of Form S-8.

                                  Part II
            INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3:     INCORPORATION OF DOCUMENTS BY REFERENCE

     The following documents filed with the Commission by Integrated Medical Resources, Inc. (the "Company") are incorporated in this Registration Statement on Form S-8 (the "Registration Statement") by reference:

     1. The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1996; and

     2. The description of the Company's Common Stock set forth in the Form 8-A Registration Statement effective November 6, 1996.

     All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), prior to the filing of a post-effective amendment which indicates that all securities offered hereunder have been sold or which deregisters all of the securities offered then remaining unsold, shall be deemed to be incorporated herein by reference and to be a part hereof from the date of filing of such documents.

ITEM 4:     DESCRIPTION OF SECURITIES

     Not applicable.

ITEM 5:     INTERESTS OF NAMED EXPERTS AND COUNSEL

     Not Applicable.

ITEM 6:     INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Section 17-6305 of the Kansas General Corporation Code confers broad powers upon corporations incorporated in that State with respect to indemnification of any person against liabilities incurred by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or other business entity. The provisions of
Section 17-6305 are not exclusive of any other rights to which those seeking indemnification may be entitled under any bylaw, agreement or otherwise.

     In   appropriate   circumstances,   as  permitted  by  the  Kansas  General
Corporation Code, the Amended and Restated Articles of Incorporation and the Amended and Restated Bylaws of the Company allow the Company to limit the liability of directors, officers, employees or agents of the Company and persons serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (the "Indemnitee"). In all such cases, unless ordered by a court, indemnification is permissible only if the Indemnitee has met the applicable standard of conduct as determined by: (i) a majority vote of a quorum of the Board of Directors not a party to the action, suit or proceeding; (ii) a quorum of disinterested directors; (iii) independent legal counsel; or (iv) the stockholders of the Company. In general, an Indemnitee has met the standard of conduct if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company or, in the case of criminal actions or proceedings, if the Indemnitee had no reasonable cause to believe his or her conduct was unlawful. However, with respect to actions or suits by or in the right of the Company to procure a judgment in its favor, if the Indemnitee is adjudged liable for negligence or misconduct in the performance of his or her duty to the Company, indemnification is only provided if the court in which the action or suit was brought determines it is proper.

     The Company has obtained liability insurance coverage for its officers and directors with respect to certain actions arising out of the performance of such officer's or director's duty in his or her capacity as such, subject to certain exclusions.

ITEM 7:     EXEMPTION FROM REGISTRATION CLAIMED

     Not applicable.

ITEM 8:     EXHIBITS

     4.1 Amended and Restated Articles of Incorporation as filed with the Secretary of State of Kansas (incorporated by reference to Exhibit 3(a)(ii) to the Company's Amendment No. 1 to the Form SB-2 Registration Statement (No. 333-5414-D) filed on September 13, 1996).

     4.2  Amended and  Restated  Bylaws  (incorporated  by  reference to Exhibit
          3(b)(ii)  to  the   Company's   Amendment  No.  1  to  the  Form  SB-2
          Registration Statement filed on September 13, 1996).

     4.3  Specimen of Common  Stock  Certificate  (incorporated  by reference to
          Exhibit 4(a) to the Company's Amendment No. 1 to the Form SB-2 Registration Statement filed on September 13, 1996).

     5.1  Opinion of Blackwell Sanders Matheny Weary & Lombardi L.C.

    23.1 Consent of Blackwell Sanders Matheny Weary & Lombardi L.C. (included in Exhibit 5.1).

    23.2  Consent of Ernst & Young LLP.

    24.1  Powers of Attorney.

ITEM 9:     UNDERTAKINGS

Rule 415 Offering.
-----------------

      The undersigned Company hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

          (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

         (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

          (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

Provided, however, that paragraphs (i) and (ii) do not apply if the information
------------------
required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Company pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this Registration Statement.

     (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

Incorporation of Subsequent Exchange Act Documents by Reference.
---------------------------------------------------------------

     The undersigned Company hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Company's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

Form S-8 Registration Statement.
--------------------------------

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                              SIGNATURES
                              ----------

     Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lenexa, State of Kansas, on April 2, 1997.


                               INTEGRATED MEDICAL RESOURCES, INC.




                                By:  /s/ Troy A. Burns, M.D.
                                     --------------------------------
                                     Troy A. Burns, M.D.
                                     Chief Executive Officer, Chief Medical
                                     Officer and Chairman of the Board


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed by the following persons in the capacities indicated on April 2, 1997.


SIGNATURE                       TITLE

/s/ Troy A. Burns, M.D.
------------------------
Troy A. Burns, M.D.             Chief Executive Officer, Chief Medical
                                Officer and Chairman of the Board
                                (Principal Executive Officer)

/s/ Beverly O. Elving
-------------------------
Beverly O. Elving               Chief Financial Officer and Vice President,
                                Finance and Administration
                                (Principal Financial and Accounting
                                Officer)

/s/ T. Scott Jenkins
------------------------
T. Scott Jenkins                President, Chief Operating Officer and Director

/s/ Samuel D. Colella
-------------------------
   Samuel D. Colella            Director
 by Troy A. Burns, M.D.
  as attorney-in-fact



/s/ John K. Tillotson, M.D.
------------------------------
   John K. Tillotson, M.D.      Director
   by Troy A. Burns, M.D.
    as attorney-in-fact



/s/ Alan D. Frazier
-------------------------------
   Alan D. Frazier              Director
 by Troy A. Burns, M.D.
  as attorney-in-fact



/s/ Bruce A. Hazuka
------------------------------
   Bruce A. Hazuka              Director
 by Troy A. Burns, M.D.
  as attorney-in-fact

EXHIBIT NO.                            DESCRIPTION OF EXHIBITS
----------                             -----------------------

4.1 Amended and Restated Articles of Incorporation as filed with the Secretary of State of Kansas (incorporated by reference to Exhibit 3(a)(ii) to the Company's Amendment No. 1 to the Form SB-2 Registration Statement (No. 333-5414-D) filed on September 13,
             1996).

4.2 Amended and Restated Bylaws (incorporated by reference to Exhibit 3(b)(ii) to the Company's Amendment No. 1 to the Form SB-2 Registration Statement filed on September 13, 1996).

4.3          Specimen of Common Stock Certificate (incorporated by reference to
             Exhibit 4(a) to the Company's Amendment No. 1 to the Form SB-2 Registration Statement filed on September 13, 1996).

5.1          Opinion of Blackwell Sanders Matheny Weary & Lombardi L.C.

23.1         Consent of Blackwell Sanders Matheny Weary & Lombardi L.C.
             (included in Exhibit 5.1).

23.2         Consent of Ernst & Young LLP.

24.1         Powers of Attorney.

                                                                    EXHIBIT 5.1


                        [Blackwell Sanders logo]




                               April 2, 1997




Integrated Medical Resources, Inc.
11320 West 79th Street
Lenexa, Kansas  66214

Ladies and Gentlemen:

     We refer to the Registration Statement of Integrated Medical Resources, Inc. (the "Company") on Form S-8 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933, as amended, 700,000 shares of the Company's common stock, par value $.001 per share (the "Common Stock"), to be issued under the Amended and Restated 1995 Stock Option Plan (the "Plan").

     We are familiar with the proceedings to date with respect to such proposed sale and have examined such records, documents and matters of law and satisfied ourselves as to such matters of fact as we have considered relevant for the purposes of this opinion.

     Based upon the foregoing, it is our opinion that the 700,000 shares of Common Stock to be issued under the Plan have been duly authorized, and, when purchased in accordance with the Plan, will be legally issued, fully paid and non-assessable.

     We hereby consent to the filing of this opinion as Exhibit 5.1 to the Registration Statement.


                            Very truly yours,



                             /s/Blackwell Sanders Matheny Weary & Lombardi L.C.

                                                                    EXHIBIT 23.2

                       Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement
(Form S-8 No. 333-       ) pertaining to the Amended and Restated 1995 Stock
Option Plan of Integrated Medical Resources, Inc. of our report dated February 14, 1997, with respect to the consolidated financial statements of Integrated Medical Resources, Inc. included in its Annual Report (Form 10-KSB) for the year ended December 31, 1996, filed with the Securities and Exchange Commission.


                                           /s/ Ernst & Young LLP

                                           Ernst & Young LLP

Kansas City Missouri
April 1, 1997

                                                                   EXHIBIT 24.1


                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby appoint Troy A. Burns, M.D. and T. Scott Jenkins, attorney for the undersigned and in the name of and on behalf of the undersigned to sign a Registration Statement on Form S-8 to be filed by Integrated Medical Resources, Inc., together with any and all amendments which might be required from time to time with respect thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, with respect to the registration with the Securities and Exchange Commission of shares of common stock of Integrated Medical Resources, Inc., with full power and authority in said attorney to do and perform in the name of and on behalf of the undersigned every act whatsoever necessary or desirable to be done in connection therewith as fully and to all intents and purposes as the undersigned might or could do in person.

     Executed this 31st day of March, 1997.

                                             /s/ Troy A. Burns, M.D.
                                             ---------------------------------
                                             Troy A. Burns, M.D.
                                             Chief Executive Officer,
                                             Chief Medical Officer and
                                             Chairman of the Board

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby appoint Troy A. Burns, M.D. and T. Scott Jenkins, attorney for the undersigned and in the name of and on behalf of the undersigned to sign a Registration Statement on Form S-8 to be filed by Integrated Medical Resources, Inc., together with any and all amendments which might be required from time to time with respect thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, with respect to the registration with the Securities and Exchange Commission of shares of common stock of Integrated Medical Resources, Inc., with full power and authority in said attorney to do and perform in the name of and on behalf of the undersigned every act whatsoever necessary or desirable to be done in connection therewith as fully and to all intents and purposes as the undersigned might or could do in person.

     Executed this 31st day of March, 1997.


                                           /s/ T. Scott Jenkins
                                           ---------------------------------
                                           T. Scott Jenkins
                                           President, Chief Operating Officer
                                           and Director

                          POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby appoint Troy A. Burns, M.D. and T. Scott Jenkins, attorney for the undersigned and in the name of and on behalf of the undersigned to sign a Registration Statement on Form S-8 to be filed by Integrated Medical Resources, Inc., together with any and all amendments which might be required from time to time with respect thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, with respect to the registration with the Securities and Exchange Commission of shares of common stock of Integrated Medical Resources, Inc., with full power and authority in said attorney to do and perform in the name of and on behalf of the undersigned every act whatsoever necessary or desirable to be done in connection therewith as fully and to all intents and purposes as the undersigned might or could do in person.

      Executed this 31st day of March, 1997.

                                             /s/ Beverly O. Elving
                                             ---------------------------------
                                             Beverly O. Elving
                                             Chief Financial Officer and Vice
                                             President, Finance and
                                             Administration

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby appoint Troy A. Burns, M.D. and T. Scott Jenkins, attorney for the undersigned and in the name of and on behalf of the undersigned to sign a Registration Statement on Form S-8 to be filed by Integrated Medical Resources, Inc., together with any and all amendments which might be required from time to time with respect thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, with respect to the registration with the Securities and Exchange Commission of shares of common stock of Integrated Medical Resources, Inc., with full power and authority in said attorney to do and perform in the name of and on behalf of the undersigned every act whatsoever necessary or desirable to be done in connection therewith as fully and to all intents and purposes as the undersigned might or could do in person.


     Executed this 31st day of March, 1997.


                                           /s/ Samuel D. Colella
                                           ----------------------------------
                                           Samuel D. Colella
                                           Director

                             POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby appoint Troy A. Burns, M.D. and T. Scott Jenkins, attorney for the undersigned and in the name of and on behalf of the undersigned to sign a Registration Statement on Form S-8 to be filed by Integrated Medical Resources, Inc., together with any and all amendments which might be required from time to time with respect thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, with respect to the registration with the Securities and Exchange Commission of shares of common stock of Integrated Medical Resources, Inc., with full power and authority in said attorney to do and perform in the name of and on behalf of the undersigned every act whatsoever necessary or desirable to be done in connection therewith as fully and to all intents and purposes as the undersigned might or could do in person.

     Executed this 31st day of March, 1997.


                                          /s/ John K. Tillotson, M.D.
                                          ----------------------------------
                                          John K. Tillotson, M.D.
                                          Director

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby appoint Troy A. Burns, M.D. and T. Scott Jenkins, attorney for the undersigned and in the name of and on behalf of the undersigned to sign a Registration Statement on Form S-8 to be filed by Integrated Medical Resources, Inc., together with any and all amendments which might be required from time to time with respect thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, with respect to the registration with the Securities and Exchange Commission of shares of common stock of Integrated Medical Resources, Inc., with full power and authority in said attorney to do and perform in the name of and on behalf of the undersigned every act whatsoever necessary or desirable to be done in connection therewith as fully and to all intents and purposes as the undersigned might or could do in person.

     Executed this 31st day of March, 1997.


                                          /s/ Alan D. Frazier
                                          -----------------------------------
                                          Alan D. Frazier
                                          Director

                             POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby appoint Troy A. Burns, M.D. and T. Scott Jenkins, attorney for the undersigned and in the name of and on behalf of the undersigned to sign a Registration Statement on Form S-8 to be filed by Integrated Medical Resources, Inc., together with any and all amendments which might be required from time to time with respect thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, with respect to the registration with the Securities and Exchange Commission of shares of common stock of Integrated Medical Resources, Inc., with full power and authority in said attorney to do and perform in the name of and on behalf of the undersigned every act whatsoever necessary or desirable to be done in connection therewith as fully and to all intents and purposes as the undersigned might or could do in person.

     Executed this 31st day of March, 1997.


                                          /s/ Bruce A. Hazuka
                                          -----------------------------------
                                          Bruce A. Hazuka
                                          Director